Exhibit 99.1

February 9, 2022
Press Release No. 1492
For Immediate Release:

Coherent, Inc. Reports First Fiscal Quarter Results

SANTA CLARA, CA, February 9, 2022 -- Coherent, Inc. (NASDAQ, COHR), one of the world’s leading providers of lasers, laser-based technologies and laser-based system solutions in a broad range of scientific, commercial and industrial applications, today announced financial results for its first fiscal quarter ended January 1, 2022.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	Jan. 1, 2022	Oct. 2, 2021	Jan. 2, 2021
GAAP Results
(in millions, except per share data)
Net sales	$384.5	$391.7	$326.1
Net income	$30.3	$21.1	$0.1
Diluted EPS	$1.21	$0.85	$0.01

Non-GAAP Results
(in millions, except per share data)
Net income	$57.7	$44.0	$26.7
Diluted EPS	$2.32	$1.77	$1.09

FIRST FISCAL QUARTER DETAILS

For the first quarter of fiscal 2022, Coherent announced net sales of $384.5 million and net income, on a U.S. generally accepted accounting principles (GAAP) basis, of $30.3 million, or $1.21 per diluted share.

These results compare to net sales of $326.1 million and net income of $0.1 million, or $0.01 per diluted share, for the first quarter of fiscal 2021 and net sales of $391.7 million and net income of $21.1 million, or $0.85 per diluted share, for the fourth quarter of fiscal 2021.

Non-GAAP net income for the first quarter of fiscal 2022 was $57.7 million, or $2.32 per diluted share. Non-GAAP net income for the first quarter of fiscal 2021 was $26.7 million, or $1.09 per diluted share. Non-GAAP net income for the fourth quarter of fiscal 2021 was $44.0 million, or $1.77 per diluted share. Reconciliations of GAAP to non-GAAP financial measures for the three months ended January 1, 2022, October 2, 2021 and January 2, 2021 appear in the financial statements portion of this release under the heading “Reconciliation of GAAP to Non-GAAP net income.”

Exhibit 99.1

“I couldn’t be prouder of the global Coherent team which delivered another quarter of strong financial results with solid growth sequentially and year over year, even with Q1 historically being a seasonally weak quarter as well as the pending merger. Sequentially, revenue was virtually flat, but we grew bookings, non-GAAP margins and EPS and our book-to-bill was substantially greater than one, resulting in the highest quarter-end backlog in more than three years," said Andy Mattes, Coherent President and CEO. "Our ongoing good to great transformation project, primarily driving improvements in our ILS segment, along with additional product efficiencies yielded a Q1’22 non-GAAP gross margin of over 44 percent, an improvement of 370 bps from last quarter. Demonstrating the operating leverage in our business model, non-GAAP operating margin reached a three year high of 20% and non-GAAP earnings per share improved by over 31% from last quarter. Finally, we continue to have a strong balance sheet and will continue to focus on operational excellence to further strengthen our overall financial results.”

Our proposed merger with II-VI has received all global regulatory approvals other than from competition authorities in South Korea and China. Coherent now anticipates that the merger should close by the middle of the second calendar quarter of 2022.

Summarized statement of operations information is as follows (unaudited, in thousands, except per share data):

	Three Months Ended
	Jan. 1, 2022	Oct. 2, 2021	Jan. 2, 2021

Net sales	$384,507	$391,674	$326,053
Cost of sales(A)(B)(C)(D)(E)	216,943	239,838	206,057
Gross profit	167,564	151,836	119,996
Operating expenses:
Research & development(A)(B)(E)	29,769	32,056	28,221
Selling, general & administrative(A)(B)(E)	93,774	78,754	74,228
Merger and acquisition costs(F)	977	1,473	—
Amortization of intangible assets(C)	565	584	597
Total operating expenses	125,085	112,867	103,046
Income from operations	42,479	38,969	16,950
Other expense, net(B)(G)	(6,185)	(9,233)	(2,289)
Income before income taxes	36,294	29,736	14,661
Provision for income taxes (H)	6,029	8,678	14,517
Net income	$30,265	$21,058	$144

Net income per share:
Basic	$1.23	$0.86	$0.01
Diluted	$1.21	$0.85	$0.01

Shares used in computations:
Basic	24,542	24,472	24,264
Diluted	24,919	24,899	24,455

Exhibit 99.1

(A)Stock-based compensation expense included in operating results is summarized below (all footnote amounts are unaudited, in thousands, except per share data):

Stock-based compensation expense	Three Months Ended
	Jan. 1, 2022	Oct. 2, 2021	Jan. 2, 2021
Cost of sales	$1,731	$1,694	$2,272
Research & development	1,236	1,134	1,199
Selling, general & administrative(1)	28,940	7,152	8,714
Impact on income from operations	$31,907	$9,980	$12,185

For the fiscal quarters ended January 1, 2022, October 2, 2021 and January 2, 2021, the impact on net income, net of tax was $29,613 ($1.20 per diluted share), $8,696 ($0.35 per diluted share) and $10,613 ($0.43 per diluted share), respectively.

(1) The fiscal quarter ended January 1, 2022 includes a $19.7 million stock-based compensation expense resulting from the acceleration of vesting of restricted stock units for certain executives.

(B)Changes in deferred compensation plan liabilities are included in cost of sales and operating expenses while gains and losses on deferred compensation plan assets are included in other income (expense), net. Deferred compensation expense (benefit) included in operating results is summarized below:

Deferred compensation expense (benefit)	Three Months Ended
	Jan. 1, 2022	Oct. 2, 2021	Jan. 2, 2021
Cost of sales	$(6)	$24	$11
Research & development	(71)	350	295
Selling, general & administrative	(415)	1,799	1,806
Impact on income from operations	$(492)	$2,173	$2,112

For the fiscal quarters ended January 1, 2022, October 2, 2021 and January 2, 2021, the impact on other income (expense), net from gains or losses on deferred compensation plan assets was expense of $300, income of $2,308 and income of $2,296, respectively.

(C)Amortization of intangibles is included in cost of sales and operating expenses as summarized below:

Amortization of intangibles	Three Months Ended
	Jan. 1, 2022	Oct. 2, 2021	Jan. 2, 2021
Cost of sales	$818	$1,975	$2,017
Amortization of intangible assets	565	584	597
Impact on income from operations	$1,383	$2,559	$2,614

For the fiscal quarters ended January 1, 2022, October 2, 2021 and January 2, 2021, the impact on net income, net of tax was $1,190 ($0.05 per diluted share), $2,235 ($0.09 per diluted share), and $2,270 ($0.09 per diluted share), respectively.

(D)For the fiscal quarter ended October 2, 2021 the impact of inventory step-up costs related to acquisitions was $587 ($453 net of tax ($0.02 per diluted share)).

(E)For the fiscal quarters ended January 1, 2022, October 2, 2021 and January 2, 2021, the impact of restructuring charges was a gain of $10 ($7 net of tax ($0.00 per diluted share)), charge of $3,081 ($2,690 net of tax ($0.11 per diluted share)) and charge of $5,383 ($4,473 net of tax ($0.18 per diluted share)), respectively.

Exhibit 99.1

(F)For the fiscal quarters ended January 1, 2022 and October 2, 2021, we incurred merger and acquisitions costs of $977 ($755 net of tax ($0.03 per diluted share)) and $1,473 ($1,138 net of tax ($0.04 per diluted share)), respectively.

(G)For the fiscal quarter ended October 2, 2021 other income (expense), net includes a loss from the dissolution of our OR Laser operations of $5,291 ($5,291 net of tax ($0.21 per diluted share)).

(H)The fiscal quarters ended January 1, 2022, October 2, 2021 and January 2, 2021 included a non-recurring income tax charge of $514 ($0.02 per diluted share), $2,466 ($0.10 per diluted share) and $8,614 ($0.35 per diluted share), respectively. The fiscal quarters ended January 1, 2022 and January 2, 2021 included a net benefit of $4,630 ($0.19 per diluted share) and a charge of $611 ($0.03 per diluted share), of excess tax charges (benefits) for employee stock-based compensation, respectively.

Summarized balance sheet information is as follows (unaudited, in thousands):

	Jan. 1, 2022	Oct. 2, 2021
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$394,044	$458,061
Accounts receivable, net	243,378	249,389
Inventories	393,629	392,241
Prepaid expenses and other assets	100,389	79,594
Total current assets	1,131,440	1,179,285
Property and equipment, net	306,872	302,613
Other assets	410,088	407,032
Total assets	$1,848,400	$1,888,930

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	$9,005	$18,395
Accounts payable	100,424	104,539
Other current liabilities	235,947	259,281
Total current liabilities	345,376	382,215
Long-term liabilities	605,040	638,530
Total stockholders’ equity	897,984	868,185
Total liabilities and stockholders’ equity	$1,848,400	$1,888,930

Exhibit 99.1

Reconciliation of GAAP to Non-GAAP net income, net of tax (unaudited, in thousands, other than per share data):

	Three Months Ended
	Jan. 1, 2022	Oct. 2, 2021	Jan. 2, 2021
GAAP net income	$30,265	$21,058	$144
Stock-based compensation expense	29,613	8,696	10,613
Amortization of intangible assets	1,190	2,235	2,270
Restructuring charges (gains) and other	(7)	2,690	4,473
Non-recurring tax expense	514	2,466	8,614
Tax charge (benefit) from stock-based compensation expense	(4,630)	—	611
Purchase accounting step-up amortization	—	453	—
Loss on OR Laser dissolution	—	5,291	—
Merger and acquisition costs	755	1,138	—
Non-GAAP net income	$57,700	$44,027	$26,725
Non-GAAP net income per diluted share	$2.32	$1.77	$1.09

Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies, including statements regarding the strengthening of our overall financial results and the expected closing timing of the transaction with II-VI Incorporated. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document are not guarantees of future results or performance and involve risks, uncertainties and assumptions that could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

II‑VI and Coherent believe that all forward-looking statements made in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (a) with respect to both Coherent’s business outlook and the proposed transaction with II-VI: (i) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (ii) the impact of COVID-19 related matters on our business and the combined company; (iii) our ability to successfully transfer the manufacturing of our High Power Fiber Lasers and related business and operations between facilities (including in connection with the proposed transaction); (iv) our ability to successfully manage our planned site consolidation projects and other cost reduction programs and to achieve the related anticipated savings and improved operational efficiencies (including in connection with the proposed transaction); and (v) our ability to provide a safe working environment for employees during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; (b) with respect to Coherent’s business outlook: (i) global demand, acceptance and adoption of our products; (ii) the worldwide demand for flat panel displays and adoption of OLED for mobile displays; (iii) the pricing and availability of OLED displays; (iv) the demand for and use of our products in commercial applications; (v) our ability to generate sufficient cash to fund capital spending or debt repayment; (vi) our successful implementation of our customer design wins; (vii) our and our customers’ exposure to risks associated with worldwide economic conditions; (viii) our customers’ ability to cancel long-term purchase orders; (ix) the ability of our customers to forecast their own end markets; (x) our ability to accurately forecast future periods; (xi) continued timely availability of products and materials from our suppliers; (xii) our ability to timely ship our products and our customers’ ability to accept such shipments; (xiii) our ability to have our customers qualify our products; (xiv) worldwide government economic policies, including trade relations between the United States and China; and (xv) our ability to manage our expanded operations; and (c) with respect to the proposed transaction between Coherent and II-VI: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the proposed transaction, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the proposed transaction, including the receipt by either party of an unsolicited proposal from a third party; (iv) II‑VI’s ability to finance the proposed transaction, the substantial indebtedness II‑VI expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the combined company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the proposed transaction; (viii) the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of II‑VI and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (x) the ability of II‑VI and Coherent to retain and hire key employees; (xi) the purchasing patterns of customers and end users; (xii) the timely release of new products, and acceptance of such new products by the market; (xiii) the introduction of new products by competitors and other competitive responses; (xiv) II‑VI’s and Coherent’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xv) II‑VI’s and Coherent’s ability to devise and execute strategies to respond to market conditions; (xvi) the risks to anticipated growth in industries and sectors in which II‑VI and Coherent operate; (xvii) the risks to realizing the benefits of investments in research and development and commercialization of innovations; (xviii) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xix) pricing trends, including II‑VI’s and Coherent’s ability to achieve economies of scale; and/or (xx) uncertainty as to the long-term value of II‑VI common stock. Both II‑VI and Coherent disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the U.S. Securities and Exchange Commission (the “SEC”), and thereafter amended, in connection with the proposed transaction (the “Form S-4”).

Exhibit 99.1

While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II‑VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II‑VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Neither Coherent nor II‑VI assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where You Can Find It

This press release does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 27, 2021 (as amended on May 4, 2021 and as supplemented by Coherent in its Form 8-K, as amended, filed with the SEC on June 15, 2021), which includes a joint proxy statement of II-VI and Coherent and that also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the proposed transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This press release is not a substitute for the Form S-4, the definitive joint proxy statement/prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at https://investors.coherent.com. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at https://ii-vi.com/investor-relations.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Founded in 1966, Coherent, Inc. is one of the world’s leading providers of lasers, laser-based technologies and laser-based system solutions in a broad range of scientific, commercial and industrial customers. Our common stock is listed on the Nasdaq Global Select Market and is part of the Russell 1000 and Standard & Poor’s MidCap 400 Index. For more information about Coherent, visit the company's website at www.coherent.com for product and financial updates.

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